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                                                                   EXHIBIT 99.11

                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT


                                                                          , 1998


To the several persons named
 in Schedules I and II hereto


Ladies and Gentlemen:

                 This Amended and Restated Registration Rights Agreement amends and restates in its entirety the Registration Rights Agreement, dated as of March 29, 1996 (as amended from time to time, the "Original Registration Rights Agreement"), among Aurora Electronics, Inc., a Delaware corporation (the "Company"), and the several persons named therein. This will confirm that

                 (a) with respect to the several persons named as Purchasers in the Securities Purchase Agreement dated as of February 21, 1996, as amended (the "Original Purchase Agreement"), among the Company, Welsh, Carson, Anderson & Stowe VII, L.P., a Delaware limited partnership ("WCAS VII"), WCAS Capital Partners II, L.P., a Delaware limited partnership ("WCAS CP II"), and the several persons named therein, in consideration of (i) the purchase by WCAS VII and the several persons (other than WCAS CP II) named in Schedule I hereto (collectively, the "Original Preferred Share Purchasers") from the Company of 400,000 shares (the "Original Preferred Shares") of Convertible Preferred Stock, $.01 par value ("Original Convertible Preferred Stock"), of the Company, and (ii) the purchase by WCAS CP II of (x) the Company's 10% Senior Subordinated Note due September 30, 2001, in the principal amount of $10,000,000, and (y) 607,211 shares (the "Original Common Shares") of Common Stock, $.03 par value ("Common Stock"), of the Company, all on the terms and subject to the conditions set forth in the Original Purchase Agreement,

                 (b) with respect to each of WCAS VII and WCAS CP II only (sometimes collectively referred to as the "Guarantors"), in consideration of the issuance, on behalf of Aurora Electronics Group, Inc., a California corporation and wholly-owned subsidiary of the Company ("AEG"), of certain guarantees which have been amended and restated pursuant to the Amended and Restated Guarantee, dated as of December 23, 1997, among the Guarantors and The Chase Manhattan Bank N.A. (formerly known as Chemical Bank), a New York banking corporation,
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         as agent, and in connection with the issuance to the Guarantors of warrants to purchase Common Stock (the "WCAS Warrants"), pursuant to such guarantees and the Amended and Restated Financial Support Agreement, dated as of July 31, 1997 among the Company, AEG, and the Guarantors,

                 (c) with respect to those certain Original Preferred Share Purchasers party, together with the Company, to the Series B Convertible Preferred Stock Purchase Agreement, dated as of August 14, 1997, the Series C Convertible Preferred Stock Purchase Agreement, dated as of October 2, 1997, and the Series D Convertible Preferred Stock Purchase Agreement, dated as of October 24, 1997 (collectively, the "Subsequent Preferred Share Purchase Agreements"), in consideration of the purchase by such certain Original Preferred Share Purchasers of (i) 25,000 shares (the "Series B Preferred Shares") of Series B Convertible Preferred Stock, $.01 par value ("Series B Convertible Preferred Stock"), of the Company, (ii) 25,000 shares (the "Series C Preferred Shares") of Series C Convertible Preferred Stock, $.01 par value ("Series C Convertible Preferred Stock"), of the Company, and (iii) 20,000 shares (the "Series D Preferred Shares") of Series D Convertible Preferred Stock, $.01 par value ("Series D Convertible Preferred Stock"), of the Company, each such purchase on the terms and subject to the conditions set forth in the respective Subsequent Preferred Share Purchase Agreement, all of which Series B Preferred Shares, Series C Preferred Shares, and Series D Preferred Shares, have been converted, together with the Original Preferred
         Shares, into an aggregate [           ] shares of Common Stock (the
         "Subsequent Common Shares") pursuant to the provisions of the Stockholders Agreement dated as of January 30, 1998 among WCAS VII, the Company and The Cerplex Group, Inc., a Delaware corporation ("Cerplex"),

                 (d) with respect to WCAS CP II and those certain Original Preferred Share Purchasers party, together with the Company, to the Securities Purchase and Exchange Agreement, dated as of January 30, 1998 (the "Securities Purchase and Exchange Agreement"), in consideration of the purchase by WCAS CP II and such certain Original Preferred Share Purchasers of an aggregate 213,000 shares (the "Senior Preferred Shares") of Senior Convertible Preferred Stock, $.01 par value ("Senior Preferred Stock"), of the Company, on the terms and subject to the conditions set forth in the Securities Purchase and Exchange Agreement,

                 (e) with respect to WCAS VII, in consideration of your agreement to exchange certain warrants to purchase 1,500,096 shares of common stock, $.001 par value ("Cerplex Common Stock"), of Cerplex,
         for warrants to purchase [        ] shares of Common Stock from the
         Company (such warrants,
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         together with the WCAS Warrants, are hereinafter referred to collectively as, the "Warrants"), all on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of January 30, 1998 (the "Merger Agreement"), among the Company, Holly Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company, and Cerplex, and

                 (f) with respect to the several persons named in Schedule II hereto (collectively, the "Schedule II Holders"), in consideration of
         (i) the Schedule II Holders' agreement to exchange [     ] shares of
         Cerplex Common Stock for an aggregate [     ] shares of Common Stock
         (the "Schedule II Common Shares") from the Company, all on the terms and subject to the conditions set forth in the Merger Agreement, (ii) the Schedule II Holders' consent to the transactions contemplated by the Merger Agreement and (iii) the Schedule II Holders' irrevocable waiver hereby of any and all rights granted to them pursuant to the Registration Rights Agreement, dated as of November 19, 1993, among Cerplex and the investors and the stockholders of Cerplex listed therein, as amended from time to time (the "Cerplex Registration Rights Agreement"), and the Schedule II Holders' termination hereby of the Cerplex Registration Rights Agreement, the Company hereby covenants and agrees with each of you, and with each subsequent holder of Covered Stock (as defined herein) as follows:

                 1. Certain Definitions. As used herein, the following terms shall have the following respective meanings:

                 "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                 "Common Shares" means the Original Common Shares, the Subsequent Common Shares and the Schedule II Common Shares.

                 "Conversion Shares" means the shares of Common Stock issuable upon conversion of any of the Senior Preferred Shares or upon exercise of any of the Warrants.

                 "Covered Stock" means the Restricted Stock and the Schedule II Common Shares.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.





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                 "Registration Expenses" means the expenses so described in
         Section 8 hereof.

                 "Restricted Stock" means the shares of capital stock of the Company, the certificates for which are required to bear the legend set forth in Section 2 hereof; provided, however, that Restricted Stock shall not include any Schedule II Common Shares.

                 "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                 "Selling Expenses" means the expenses so described in Section 8 hereof.

                 2. Restrictive Legend. Each certificate representing the Common Shares, each certificate representing the Senior Preferred Shares, each certificate representing the Conversion Shares, each certificate representing the Warrants, and each certificate issued upon exchange, adjustment or transfer of any of the foregoing, other than in a public sale or as otherwise permitted by the last paragraph of Section 3 hereof, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                 "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

                 3. Notice of Proposed Transfer. Prior to any proposed transfer of any Covered Stock (other than under the circumstances described in Sections 4, 5 or 6 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company (it being agreed that Reboul, MacMurray, Hewitt, Maynard & Kristol is and shall be satisfactory) to the effect that the proposed transfer of Covered Stock may be effected without registration under the Securities Act, whereupon the holder of such Covered Stock shall be entitled to transfer such Covered Stock in accordance with the terms of its notice. Each certificate for Covered Stock transferred as above provided shall bear the legend set forth in Section 2, unless (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent





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transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

                 The foregoing restrictions on transferability of Covered Stock shall terminate as to any particular shares of Covered Stock when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement concerning such shares. Whenever a holder of Covered Stock is able to demonstrate to the Company (and its counsel) that the provisions of Rule 144(k) of the Securities Act are available to such holder without limitation, such holder of Covered Stock shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in
Section 2.

                 4.       Required Registration.

                 (a) Subject to the provisions of paragraph (e) below, at any time the holders of Restricted Stock constituting at least a majority of the Restricted Stock outstanding at such time may request the Company to register under the Securities Act all or any portion of the Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice; provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock; and provided, further, however, that, in any underwritten public offering contemplated by Section 4, 5 or 6 hereof, the holders of the Warrants shall be entitled to sell such Warrants to the underwriters for exercise and the sale of the shares of Common Stock issued upon such exercise. For the purposes of calculating the number of outstanding shares of Restricted Stock for purposes of this Section 4(a) and Section 13(d) hereof, holders of Senior Preferred Shares and the Warrants shall be treated as the holders of the number of Conversion Shares then issuable upon conversion of the Senior Preferred Shares and exercise of the Warrants.

                 (b)      Promptly following receipt of any notice under this
Section 4, the Company shall notify any holders of Restricted Stock from whom notice has not been received and all other holders of Covered Stock, and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from such requesting holders, the number of shares of Restricted Stock specified in such notice (and the number of shares of Covered Stock specified in any notices received from other such holders of Covered Stock within 30 days after their receipt of such notice from the Company); provided, however, that if the proposed method of disposition specified by the requesting holders of Restricted Stock shall be an underwritten public offering, the





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number of shares of Covered Stock to be included in such an offering may be reduced (first, pro rata among the requesting holders of Schedule II Common Shares based on the number of Schedule II Common Shares so requested to be registered, and second, pro rata among the requesting holders of Restricted Stock based on the number of shares of Restricted Stock so requested to be registered) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the Covered Stock to be sold. If such method of disposition shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of the selling holders of a majority of the Restricted Stock included in the offering, which approval shall not be unreasonably withheld. Notwithstanding anything to the contrary contained herein, the obligation of the Company under this Section 4 shall be deemed satisfied only when a registration statement covering all shares of Covered Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders of Restricted Stock, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

                 (c) In the event that the Board of Directors of the Company determines in good faith that the filing of a registration statement pursuant hereto would be detrimental to the Company, the Board of Directors may defer such filing for a period not to exceed sixty (60) days. The Board of Directors may not effect more than one such deferral during any twelve-month period. The Board of Directors agrees to promptly notify all holders of Covered Stock of any such deferral, and shall provide to such holders a reasonably complete explanation therefor.

                 (d) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Covered Stock to be sold. Except as provided in this paragraph (d), the Company will not effect any other registration of its Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from requesting holders of Restricted Stock pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

                 (e) Notwithstanding anything to the contrary contained herein, the Company shall be obligated to register Restricted Stock (and, to the extent specified in notices by the holders of Schedule II Common Shares, in accordance with the provisions of





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paragraph (b) above, Schedule II Common Shares) pursuant to this Section 4 on two occasions only.

                 5.       Form S-3 Registration.

                 (a) If the Company shall receive from any holder or holders of Restricted Stock a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to Restricted Stock owned by such holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, the Company will:

                 (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other holders of Covered Stock; and

                (ii) as soon as is reasonably practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other government requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such holder's or holders' Restricted Stock as is specified in such request, together with all or such portion of the Covered Stock of any holder or holders joining in such request as are specified in a written request given within 30 days after receipt of such written notice from the Company; provided, however that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 5 (A) more than once in any 180-day period, or (B) if the Company is not entitled to use Form S-3; and provided, further, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock. Subject to the foregoing, the Company shall file a registration statement covering the Covered Stock so requested to be registered as soon as is reasonably practicable after receipt of the request or requests of the holders of the Restricted Stock.

                 (b) Notwithstanding anything to the contrary contained herein, the Company shall be obligated to register Restricted Stock (and, to the extent specified in notices by the holders of Schedule II Common Shares in accordance with the provisions of paragraph (a)(ii) above, Schedule II Common Shares) pursuant to this Section 5 on two occasions only.

                 6. Incidental Registration. If the Company at any time (other than pursuant to Section 4 or 5 hereof) proposes to





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register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4 or Form S-8 or another form not available for registering the Covered Stock for sale to the public), it will give written notice at such time to all holders of outstanding Covered Stock of its intention to do so. Upon the written request of any such holder, given within 30 days after receipt of any such notice by the Company, to register any of its Covered Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Covered Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Covered Stock so registered; provided that nothing herein shall prevent the Company from abandoning or delaying such registration at any time; provided, further, that the only securities which the Company shall be required to register shall be shares of Common Stock. In the event that any registration pursuant to this Section 6 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 6 to register Covered Stock shall specify that either
(i) such Covered Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters in connection with such registration or (ii) such Covered Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Covered Stock to be included in an underwriting in accordance with clause (i) above may be reduced pro rata among the requesting holders of Covered Stock based upon the number of shares of Covered Stock so requested to be registered, if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that if any shares are to be included in such underwriting for the account of any person other than the Company, the shares to be so included shall be subject first to reduction before the shares of Covered Stock are reduced pro rata.

                 Notwithstanding anything to the contrary contained in this
Section 6, in the event that there is a firm commitment underwritten public offering of securities of the Company pursuant to a registration covering Covered Stock and a holder of Covered Stock does not elect to sell his Covered Stock to the underwriters of the Company's securities in connection with such offering, such holder shall refrain from selling such Covered Stock so registered pursuant to this Section 6 during the period of distribution of the Company's securities by such underwriters





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and the period in which the underwriting syndicate participates in the after market; provided, however, that such holder shall, in any event, be entitled to sell its Covered Stock commencing on the 90th day after the effective date of such registration statement or, if later, on such date (but in no event later than the 180th day after such effective date) as contractual "lock-up" restrictions imposed by the underwriters shall expire or be released.

                 7. Registration Procedures. If and whenever the Company is required by the provisions of Section 4, 5 or 6 hereof to use its best efforts to effect the registration of any of the Covered Stock under the Securities Act, the Company will, as expeditiously as possible:

                 (a) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission a registration statement on the most appropriate form adequate for the purposes thereof with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (to be determined as hereinafter provided);

                 (b) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and to comply with the provisions of the Securities Act with respect to the disposition of all Covered Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                 (c) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Covered Stock covered by such registration statement;

                 (d) use its best efforts to register or qualify the Covered Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Covered Stock or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any





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
         such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                 (e) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (following which notification the sellers agree to discontinue sales of their Covered Stock covered by such registration statement until such misstatement or omission shall have been remedied);

                 (f) use all reasonable efforts (if the offering is underwritten) to furnish, at the request of any seller, on the date that Covered Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller and dated such date, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements, the notes thereto, and the financial schedules and other financial and statistical data contained therein), and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel and which are customary in underwritings of the type being undertaken, and
         (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter





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
         is being given as such underwriters or seller may reasonably request;
         and

                 (g) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and permit such seller, attorney, accountant or agent to participate in the preparation of such registration statement.

For purposes of paragraphs (a) and (b) above and of Section 4(d) hereof, the period of distribution of Covered Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Covered Stock in any other registration shall be deemed to extend until the earlier of the sale of all Covered Stock covered thereby or six months after the effective date thereof.

                 In connection with each registration hereunder, the selling holders of Covered Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

                 In connection with each registration pursuant to Sections 4, 5 and 6 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature; provided, however, that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof, and provided, further, that the time and place of the closing under said agreement shall be as mutually agreed upon among the Company, such managing underwriter and the selling holders of Covered Stock.

                 8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6 hereof, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and fees and expenses of one counsel for the





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sellers of Covered Stock, but excluding any Selling Expenses, are herein called
"Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Covered Stock are herein called "Selling Expenses."

                 The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 4, 5 or 6 hereof. All Selling Expenses in connection with any registration statement filed pursuant to Section 4, 5 or 6 hereof shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

                 9. Indemnification. In the event of a registration of any of the Covered Stock under the Securities Act pursuant to Section 4, 5 or 6 hereof, the Company will indemnify and hold harmless each seller of such Covered Stock thereunder and each underwriter of Covered Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Covered Stock was registered under the Securities Act pursuant to
Section 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

                 In the event of a registration of any of the Covered Stock under the Securities Act pursuant to Section 4, 5 or 6 hereof, each seller of such Covered Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each





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
underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Covered Stock was registered under the Securities Act pursuant to
Section 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided, further, that the liability of each seller hereunder shall be limited to the proceeds (net of underwriting discounts and commissions) received by such seller from the sale of Covered Stock covered by such registration statement.

                 Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                 Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement.

                 If the indemnification provided for in the first two paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and the sellers of such Covered Stock, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under the third paragraph of this Section 9. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters and the sellers of such Covered Stock, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of you agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the sellers of such Covered Stock were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, the sellers of such Covered Stock shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                 The indemnification of underwriters provided for in this
Section 9 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters. In that event, the indemnifica- tion of the sellers of Covered Stock in such underwriting shall at the sellers' request be modified to conform to such terms and conditions.

                 10. Changes in Common Stock. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

                 11. Representations and Warranties of the Company. The Company represents and warrants to you as follows:

                 (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Restated Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                 (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to consider- ations of public policy in the case of the indemnification provisions hereof.

                 12. Rule 144 Reporting. The Company agrees with you as follows:

                 (a) The Company shall make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or (c)(2), whichever is applicable, under the Securities Act, at all times from and after the date it is first required to do so.

                 (b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at all times during which the Company is subject to such reporting requirements of the Exchange Act.

                 (c) The Company shall furnish to such holder of Covered Stock forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after the date it first becomes subject to such reporting requirements) and of the Securities Act and the Exchange Act (at any time during which it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Covered Stock to sell any such securities without registration.

                 13.      Miscellaneous.

                 (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Covered Stock shall inure to the benefit of any and all subsequent holders from time to time of the Covered Stock for so long as the certificates representing the Covered Stock shall be required to bear the legend specified in Section 2 hereof.

                 (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first class registered mail, postage prepaid, addressed as follows:

         if to the Company, to it at:

                 Aurora Electronics, Inc.
                 9477 Waples Street
                 Suite 150
                 San Diego, California 92121
                 Attention:  President

         with a copy to:

                 Hughes & Luce L.L.P.
                 1717 Main Street
                 Suite 2800
                 Dallas, Texas 75201
                 Attention:  Kenneth G. Hawari, Esq.

         if to any original holder of Restricted Stock, to such holder at the address as set forth under such holder's name in Annex I to the Original Purchase Agreement;

         if to any original holder of Schedule II Common Shares, to such holder at the address as set forth under such holder's name in Schedule II hereto;

         if to any subsequent holder of Covered Stock, to such holder at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Covered Stock) or to the holders of Covered Stock (in the case of the Company).

         (c) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be modified or amended except in a writing signed by the Company and the holders of not less than a majority of the Covered Stock then outstanding, provided that no modification or amendment shall deprive any holder of Covered Stock of any material right under this Agreement without such holder's consent. The Company will not grant any registration rights to any other person without the written consent of the holders of a majority of the Covered Stock then outstanding if such rights could reasonably be expected to conflict with, or be on a parity with, the rights of holders of Covered Stock granted under this Agreement.

         (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this letter (herein sometimes called "this Agreement") shall be a binding agreement between the Company and you.


                                       Very truly yours,

                                       AURORA ELECTRONICS, INC.


                                       By
                                         ------------------------------
                                         Name:
                                         Title:


AGREED TO AND ACCEPTED
as of the date first
above written.


WELSH, CARSON, ANDERSON & STOWE VII, L.P.
By WCAS VII Partners, L.P., General Partner



By:
   ------------------------------



WCAS CAPITAL PARTNERS II, L.P.
By WCAS CP II Partners, General Partner



By:
   ------------------------------



WCAS INFORMATION PARTNERS, L.P.
By WCAS Info Partners, General Partner



By:
   ------------------------------

THE HARVEY CASH TRUST



By:
   ------------------------------
              Trustee




---------------------------------
           Jim C. Cowart


CHEMICAL EQUITY ASSOCIATES,
A California Limited Partnership
By Chemical Venture Partners,
            General Partner



By:
   ------------------------------



Bruce K. Anderson
Russell L. Carson
Anthony J. de Nicola
James B. Hoover
Thomas E. McInerney
Robert A. Minicucci
Andrew M. Paul
Paul B. Queally
Richard H. Stowe
Laura M. VanBuren
Patrick J. Welsh



By:
   ------------------------------
         Laura M. VanBuren
         Individually and
         as Attorney-in-Fact


[Add signature blocks for Schedule II holders]

                                   SCHEDULE I


Welsh, Carson, Anderson & Stowe VII, L.P.
WCAS Capital Partners II, L.P.
WCAS Information Partners, L.P.
The Harvey Cash Trust
Jim C. Cowart
Chemical Equity Associates
Bruce K. Anderson
Russell L. Carson
Anthony J. de Nicola
James B. Hoover
Thomas E. McInerney
Robert A. Minicucci
Andrew M. Paul
Paul B. Queally
Richard H. Stowe
Laura M. VanBuren
Patrick J. Welsh

                                  SCHEDULE II


[NAME]
[ADDRESS]